Exhibit 10.1

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

THIS OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Agreement”) is made as of December 15, 2025, by and among (i) Wendy’s Funding, LLC (the “Master Issuer”), Wendy’s SPV Guarantor, LLC (the “Holding Company Guarantor”), Quality Is Our Recipe, LLC (the “Franchise Holder”), Wendy’s Properties, LLC (“Wendy’s Properties”, and together with the Holding Company Guarantor and the Franchise Holder, the “Guarantors” and, the Guarantors and the Master Issuer, the “Securitization Entities”), (ii) Wendy’s International, LLC, an Ohio limited liability company (“Wendy’s” and, in its capacity as Manager under the Management Agreement, the “Manager”), (iii) Citibank, N.A., as trustee and as securities intermediary (together with its successors and assigns, the “Trustee”), (iv) Midland Loan Services, a division of PNC Bank, National Association, as Servicer (together with its successors and assigns, the “Control Party” or the “Servicer” as the context may require), (v) Barclays Capital Inc., on behalf of itself and as the representative of the several Initial Purchasers party to the Series 2025-1 Class A-2 Note Purchase Agreement, dated as of November 19, 2025, and (vi) FTI Consulting, Inc, as back-up manager (the “Back-Up Manager”).

W I T N E S S E T H:

WHEREAS, the Master Issuer and the Trustee have entered into the Base Indenture, dated as of June 1, 2015 (as amended by the First Supplement, dated February 10, 2017, the Second Supplement, dated January 17, 2018, the Third Supplement, dated February 4, 2019, the Fourth Supplement, dated June 26, 2019, the Fifth Supplement, dated June 17, 2020, the Sixth Supplement, dated January 3, 2021, the Seventh Supplement, dated June 22, 2021 and amended and restated on April 1, 2022 (collectively, the “Existing Base Indenture”));

WHEREAS, in connection therewith, the Guarantors and the Trustee entered into the Guarantee and Collateral Agreement, dated as June 1, 2015 (the “Guarantee and Collateral Agreement”);

WHEREAS, in connection therewith, the Securitization Entities, the Manager and the Trustee entered into the Management Agreement, dated as of June 1, 2015 (as amended by the First Amendment to the Management Agreement, dated as of January 17, 2018, the Second Amendment to the Management Agreement, dated as of June 26, 2019, the Third Amendment to the Management Agreement, dated as of January 3, 2021, the Fourth Amendment to the Management Agreement, dated as of June 22, 2021, and the Fifth Amendment to the Management Agreement, dated as of April 1, 2022, the “Existing Management Agreement”);

WHEREAS, in connection therewith, the Securitization Entities, the Manager, the Trustee, and the Back-Up Manager entered into the Amended and Restated Back-Up Management and Consulting Agreement (the “Existing Back-Up Management Agreement”), dated as of June 22, 2021;

WHEREAS, in connection therewith, the Securitization Entities, the Manager, the Trustee and the Servicer entered into the Amended and Restated Servicing Agreement, dated as of the June 22, 2021 (the “Existing Servicing Agreement” and, together with the Existing Base Indenture, the Existing Management Agreement and the Existing Back-Up Management Agreement, the “Specified Existing Related Documents”);

WHEREAS, the parties hereto which are parties to the applicable agreements intend to (i) enter into (a) the Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of the date hereof, pursuant to which the Master Issuer has agreed to amend certain provisions of the Existing Base Indenture, and (b) the Series 2025-1 Supplement (the “Series 2025-1 Supplement”), dated as of the date hereof, pursuant to which the Master Issuer has agreed to issue a Series of Notes subject to the conditions set forth in the Series 2025-1 Supplement; (ii) amend the Existing Back-Up Management Agreement as set forth in Section 3 herein (as so amended, the “Back-Up Management Agreement Amendment”); (iii) amend the Existing Management Agreement as set forth in Section 4 herein (as so amended, the “Management Agreement Amendment”); and (iv) amend the Existing Servicing Agreement as set forth in Section 5 herein (as so amended, the “Servicing Agreement Amendment” and together with the Base Indenture, the Series 2025-1 Supplement, the Back-Up Management Agreement Amendment, and the Management Agreement Amendment, the “Amended Related Documents”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. Defined Terms.

(a) Unless otherwise noted, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Existing Base Indenture.

(b) Notwithstanding anything to the contrary therein, effective as of the date hereof, references in each Amended Related Document to any Specified Existing Related Document shall include such agreement as amended, amended and restated and/or supplemented, as the case may be, as of the date hereof and as may be further amended, restated, amended and restated or otherwise modified and in effect from time to time.

2. Consent to Amendments.

(a) Each party hereto (with respect to each of the Servicer and the Back-Up Manager, solely in its own individual capacity and not on behalf of any Noteholder, and with respect to the Trustee and Securities Intermediary, solely in its own individual capacity and not on behalf of any Noteholder, and, solely with respect to clause (iii), to the extent required by a Specified Existing Related Document), hereby (i) consents to the amendment, supplement or amendment and restatement, as applicable, of each Specified Existing Related Document by this Agreement as set forth in the Amended Related Documents, (ii) consents to the issuance of the Series 2025-1 Class A-2 Notes to the extent the consent of such party is required by the Related Documents and (iii) waives any requirement of the receipt of prior notice under any Related Document with respect thereto (including, without limitation, notice under Section 13.1 of the Existing Base Indenture).

(b) In connection with Section 7.1 of the Existing Back-Up Management Agreement, the Back-Up Manager hereby consents to continue its obligations under the Back-Up Management Agreement Amendment and any other Related Document with respect to the issuance and sale by the Master Issuer of the Series 2025-1 Class A-2 Notes.

2

(c) In connection with Section 8.1 of the Existing Servicing Agreement, the Servicer hereby consents to continue its obligations under the Servicing Agreement Amendment and any other Related Document with respect to the issuance and sale by the Master Issuer of the Series 2025-1 Class A-2 Notes.

3. Amendments to Existing Back-Up Management Agreement. The Existing Back-Up Management Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Back-Up Management Agreement attached as Exhibit A to this Agreement.

4. Amendments to Existing Management Agreement. The Existing Management Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Management Agreement attached as Exhibit B to this Agreement.

5. Amendments to Existing Servicing Agreement. The Existing Servicing Agreement is hereby amended by (a) deleting the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~) and (b) inserting the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), in each case, in the Servicing Agreement attached as Exhibit C to this Agreement.

6. Reaffirmation and Acknowledgment.

(a) (i) The Securitization Entities and the Manager each hereby ratifies and reaffirms all of its payment, performance and other obligations and liabilities, whether contingent or otherwise, under each of the Amended Related Documents, as amended hereby, to which it is a party, (ii) the Master Issuer ratifies and reaffirms the grant of security under the Base Indenture and confirms and agrees that such security interests continue to secure the Obligations under the Related Documents, and (iii) the Guarantors ratify and reaffirm the grant of security under the Guarantee and Collateral Agreement and confirm and agree that such security interests continue to secure the Obligations under the Related Documents.

(b) The Securitization Entities and the Manager each acknowledge receipt of a copy of the Amended Related Documents and acknowledges and agrees that each of the Amended Related Documents, as amended hereby, remains in full force and effect and hereby is ratified and confirmed in all respects.

7. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and their respective successors and assigns. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

3

8. Further Assurances. Each party hereto hereby agrees from time to time, as and when requested by another party hereto, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, and to take or cause to be taken such further or other action as are necessary or as may be reasonably requested by any such other party hereto, in order to carry out the intent and purposes of this Agreement.

9. Governing Law, Etc.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(c) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any New York state or federal court sitting in the borough of Manhattan, New York City, State of New York, over any action or proceeding arising out of or relating to this Agreement or any related documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such New York state or federal court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

(d) Each party irrevocably consents to service of process in the manner provided for notices in the other Related Document(s) to which it is a party. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

11. Entire Agreement. This Agreement, together with the Related Documents (as amended, amended and restated and/or supplemented, as the case may be, by the Amended Related Documents), embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by

4

means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

13. Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

14. Instructions to Trustee. To the extent required under any Specified Existing Related Document, Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party hereby directs the Trustee to execute and deliver each of the Amended Related Documents.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

WENDY’S FUNDING, LLC, as the Master Issuer

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

WENDY’S SPV GUARANTOR, LLC, as a Guarantor

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

QUALITY IS OUR RECIPE, LLC, as a Guarantor

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

WENDY’S PROPERTIES, LLC, as a Guarantor

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

WENDY’S INTERNATIONAL, LLC, as the Manager

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

CITIBANK, N.A., as Trustee and as Securities Intermediary

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,
as Servicer and Control Party

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

BARCLAYS CAPITAL INC.,
as an Initial Purchaser and Initial Purchaser Representative

By:	/s/ Daniel Stawiarski
Name: Daniel Stawiarski
Title: Managing Director

FTI Consulting, Inc, as Back-Up Manager,

By:	/s/ Ed Tedeschi
Name: Ed Tedeschi
Title: Senior Managing Director